UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 14, 2013

AVID TECHNOLOGY, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-21174	04-2977748
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 Network Drive, Burlington, Massachusetts  01803
(Address of Principal Executive Offices)   (Zip Code)

(978) 640-6789
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⎕ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⎕ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⎕ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⎕ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Avid Technology, Inc. (the “Company”) today announced that on August 14, 2013 it received an anticipated additional notification from the staff of the NASDAQ Listing Qualifications Department (the “Staff”) of the Company's continued noncompliance with NASDAQ Listing Rule 5250(c)(1) due to the Company's delay in filing its Form 10-Q for the quarter ended June 30, 2013. The notification, which was superseded by a notification dated August 15, 2013 to correct a typographical error, was issued in accordance with NASDAQ procedure, which provides that failure to comply with the rule could serve as a basis for the delisting of the Company's stock from the NASDAQ Global Select Market.
The NASDAQ notification requires Avid to submit an update to its original plan to regain compliance with NASDAQ's filing requirements for continued listing by August 21, 2013. Avid intends to submit such an update to its original plan by the required date. If the Staff does not accept Avid's plan, Avid will have the opportunity to appeal that decision to a NASDAQ Hearings Panel. If the Staff accepts the Company's plan, the Staff could grant the Company until September 16, 2013, to regain compliance. The NASDAQ notice has no immediate effect on the listing of Avid's common stock on the NASDAQ Global Select Market.
As previously announced, the Company's annual report on Form 10-K for the year ended December 31, 2012 and quarterly reports on Form 10-Q for the quarters ended March 31, 2013 and June 30, 2013, could not be filed timely because the Company's ongoing accounting evaluation and the restatement of the Company's financial statements for the fiscal years ended December 31, 2011, 2010 and 2009 and for the quarterly periods ended March 31, 2012 and 2011, June 30, 2012 and 2011, and September 30, 2012 and 2011. The Company is working diligently to complete the accounting evaluation, the restatements and the filings as soon as possible.
The Company issued a press release on August 16, 2013, a copy of which is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.
Cautionary Note Regarding Forward-Looking Statements. Except for historical information contained in this Form 8-K and the press release attached as an exhibit hereto, this Form 8-K and the press release contain forward-looking statements which involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary note in the press release regarding these forward-looking statements.
Item 9.01.  Financial Statements and Exhibits.
(d)                   Exhibits.

Exhibit Number	Description
99.1*	Press Release dated August 16, 2013

*Document furnished herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVID TECHNOLOGY, INC.
(Registrant)

Date: August 16, 2013	By: /s/ John W. Frederick Name: John W. Frederick Title: Executive Vice President, Chief Financial Officer and Chief Administrative Officer